Exhibit 10.2

SECURITY AGREEMENT

by

OMX TIMBER FINANCE INVESTMENTS I, LLC

as Grantor

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Lender

Dated as of September 27, 2019

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TABLE OF CONTENTS

Page

PREAMBLE1

RECITALS1

AGREEMENT2

Article I DEFINITIONS AND INTERPRETATION1

SECTION 1.1 Definitions	1
SECTION 1.2 Interpretation	2

Article II GRANT OF SECURITY AND SECURED OBLIGATIONS2

SECTION 2.1 Pledge; Grant of Security Interest	2
SECTION 2.2 Secured Obligations	3
SECTION 2.3 Security Interest.	3

Article III PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF COLLATERAL3

SECTION 3.1 Delivery of Installment Notes	3
SECTION 3.3 Financing Statements and Other Filings; Maintenance of Perfected Security Interest	3
SECTION 3.5 Supplements; Further Assurances	4

Article IV REPRESENTATIONS, WARRANTIES AND COVENANTS4

SECTION 4.1 Title	4
SECTION 4.2 Limitation on Liens; Defense of Claims; Transferability of Collateral	4
SECTION 4.3 Chief Executive Office; Change of Name; Jurisdiction of Organization	5
SECTION 4.7 No Conflicts, Consents, etc	5
SECTION 4.8 Collateral	6
SECTION 4.10 Payment of Taxes; Compliance with laws; Contested Liens; Claims	6
SECTION 4.11 Access to Collateral, Books and Records; Other Information	6

Article V REMEDIES6

SECTION 8.1 Remedies	6
SECTION 8.2 Notice of Sale	8
SECTION 8.3 Waiver of Notice and Claims	8
SECTION 8.5 No Waiver; Cumulative Remedies	8
SECTION 8.7 Application of Proceeds	8

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Article VI MISCELLANEOUS9

SECTION 9.1 Concerning Lender	9
SECTION 9.2 Lender May Perform; Lender Appointed Attorney-in-Fact	9
SECTION 9.3 Expenses	10
SECTION 9.4 Continuing Security Interest; Assignment	10
SECTION 9.5 Termination; Release	10
SECTION 9.6 Modification in Writing	10
SECTION 9.7 Notices	11
SECTION 9.8 GOVERNING LAW	11
SECTION 9.9 WAIVER OF JURY TRIAL.	11
SECTION 9.10 Severability of Provisions	11
SECTION 9.11 Execution in Counterparts; Effectiveness	11
SECTION 9.12 No Release	11
SECTION 9.13 Obligations Absolute	12

SCHEDULE I	Filings, Registrations and Recordings

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SECURITY AGREEMENT

SECURITY AGREEMENT dated as of September 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) made by OMX TIMBER FINANCE INVESTMENTS I, LLC, a Delaware limited liability company having an office at 6600 North Military Trail, Boca Raton, FL 33496, as (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, having an office at One Boston Place, Boston, Massachusetts 02108, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Lender”).

R E C I T A L S:

A.

The Grantor and Lender have, in connection with the execution and delivery of this Security Agreement, entered into that certain Term Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”).

B.	The Grantor will receive substantial benefits from the execution, delivery and performance of the Obligations and is, therefore, willing to enter into this Security Agreement.
C.	This Security Agreement is given by the Grantor in favor of the Lender to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).
D.

It is a condition to the obligation of the Lender to make the Term Loan under the Term Loan Agreement that the Grantor execute and deliver the applicable Borrower Documents, including this Security Agreement.

A G R E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor and the Lender hereby agree as follows:

Article I

DEFINITIONS AND INTERPRETATION

SECTION 1.1Definitions.

(a)Unless otherwise defined herein or in the Term Loan Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)Capitalized terms used but not otherwise defined herein that are defined in the Term Loan Agreement shall have the meanings given to them in the Term Loan Agreement.

(c)The following terms shall have the following meanings:

“Claims” shall mean any and all property taxes and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’,

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materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

“Collateral” shall have the meaning assigned to such term in SECTION 2.1 hereof.

“Grantor” shall have the meaning assigned to such term in the Preamble hereof.

“Lender” shall have the meaning assigned to such term in the Preamble hereof.

“Secured Obligations” shall mean the Obligations (as defined in the Term Loan Agreement).

“Security Agreement” shall have the meaning assigned to such in the Preamble hereof.

“Term Loan Agreement” shall have the meaning assigned to such term in Recital A hereof.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

SECTION 1.2Interpretation.  The rules of construction specified in Section 1.02 of the Term Loan Agreement shall be applicable to this Security Agreement.

Article II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1Pledge; Grant of Security Interest.  As collateral security for the payment and performance in full of all the Secured Obligations, the Grantor hereby pledges and grants to the Lender, a lien on and security interest in and to all of the right, title and interest of the Grantor in, to and under (i) the Installment Notes and the Guaranty, and (ii) all present and future claims, demands and causes of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

SECTION 2.2Secured Obligations.  This Security Agreement secures, and the Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations.

SECTION 2.3Security Interest.

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(a)The Grantor hereby irrevocably authorizes the Lender at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral.

(b)The Grantor hereby ratifies its prior authorization for the Lender to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.

Article III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF COLLATERAL

SECTION 3.1Delivery of Installment Notes.  The Grantor represents and warrants that the Installment Notes will be delivered to the Lender on the Effective Date in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Lender will have a perfected first priority security interest therein upon such delivery.  Commencing from and including the Effective Date, the Lender shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Lender or any of its nominees or endorse for negotiation any of the Installment Notes, without any indication that such Installment Notes are subject to the security interest hereunder.

SECTION 3.2Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  The Grantor represents and warrants that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by the Grantor to the Lender pursuant to this Security Agreement in respect of the Collateral are listed on Schedule I hereto.  The Grantor represents and warrants that all such filings, registrations and recordings have been delivered to the Lender in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule I.  The Grantor agrees that at the sole cost and expense of the Grantor, (i) the Grantor will maintain the security interest created by this Security Agreement in the Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all Persons (other than with respect to Permitted Liens), (ii) the Grantor shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Lender, the Grantor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Lender may  reasonably request, including the filing of any financing statements, continuation statements and other documents (including this Security Agreement) under the UCC (or other applicable laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Lender, wherever required by applicable law in each case to perfect, continue and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Lender hereunder, as against the Grantor and third parties (other than with respect to Permitted Liens), with respect to the Collateral.

SECTION 3.3Supplements; Further Assurances.  The Grantor shall take such further actions, and execute and deliver to the Lender such additional assignments, agreements, supplements,

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powers and instruments, as the Lender may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to the Lender hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Lender or permit the Lender to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Grantor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Lender from time to time upon reasonable request such lists, descriptions and designations of the Collateral, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments.  If an Event of Default has occurred and is continuing, the Lender may institute and maintain, in its own name or in the name of the Grantor, such suits and proceedings as the Lender may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral.  All of the foregoing shall be at the sole cost and expense of the Grantor.  The Grantor and the Lender acknowledge that this Security Agreement is intended to grant to the Lender a security interest in and Lien upon the Collateral and shall not constitute or create a present assignment of any of the Collateral.

Article IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to, and without limitation of, each of the representations, warranties and covenants set forth in the Term Loan Agreement and the other Borrower Documents, the Grantor represents, warrants and covenants as follows:

SECTION 4.1Title.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to this Security Agreement (other than with respect to Permitted Liens).  No Person other than the Lender will have control or possession of all or any part of the Collateral from and after the Effective Date.

SECTION 4.2Limitation on Liens; Defense of Claims; Transferability of Collateral.  The Grantor is as of the date hereof, the sole direct and beneficial owner of all Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than the Liens and security interest created by this Security Agreement and Permitted Liens.  The Grantor shall, at its own cost and expense, defend title to the Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Lender and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Lender other than Permitted Liens.  There is no agreement, and no Grantor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with the Grantor’s obligations or the rights of the Lender hereunder (subject to Permitted Liens), other than, solely from the period between the Closing Date and the Effective Date, the Existing Debt as in effect prior to the Closing Date.

SECTION 4.3Chief Executive Office; Change of Name; Jurisdiction of Organization.

(a)The exact legal name, type of organization, jurisdiction of organization, federal taxpayer identification number, organizational identification number and chief executive office of the Grantor is indicated next to its name on Schedule 3.20(a) to the Term Loan Agreement.  The

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Grantor shall furnish to the Lender prompt written notice of any change in (i) its corporate name, (ii) the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) its identity or type of organization or corporate structure, (iv) its federal taxpayer identification number or organizational identification number or (v) its jurisdiction of organization (in each case, including, without limitation, by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction).  The Grantor agrees (A) not to effect or permit any such change unless it has delivered to the Lender all documents that that are required in order for the Lender to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject to, with respect to priority, Permitted Liens having priority by operation of law) and (B) to take all action reasonably satisfactory to the Lender to maintain the perfection and priority of the security interest of the Lender in the Collateral intended to be granted hereunder.  The Grantor agrees to promptly provide the Lender with certified Organization Documents reflecting any of the changes described in the preceding sentence to the extent applicable.

(b)The Lender may rely on opinions of counsel as to whether any or all UCC financing statements of the Grantor need to be amended as a result of any of the changes described in SECTION 4.3.  If the Grantor fails to provide information to the Lender about such changes on a timely basis, the Lender shall not be liable or responsible to any party for any failure to maintain a perfected security interest in the Grantor’s property constituting Collateral, for which the Lender needed to have information relating to such changes.  The Lender shall have no duty to inquire about such changes if the Grantor does not inform the Lender of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Lender to search for information on such changes if such information is not provided by the Grantor.

SECTION 4.4No Conflicts, Consents, etc.  No consent of any party (including, without limitation, equity holders or creditors of the Grantor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the grant of the security interest by the Grantor of the Collateral pledged by it pursuant to this Security Agreement or for the execution, delivery or performance hereof by the Grantor, (B) for the exercise by the Lender of the rights provided for in this Security Agreement or (C) for the exercise by the Lender of the remedies in respect of the Collateral pursuant to this Security Agreement except, in each case, for such consents which have been obtained prior to the date hereof, except to the extent that the failure to obtain such consent, authorization, approval, license or other action of any Person or any Governmental Authority could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.  Following the occurrence and during the continuation of an Event of Default, if the Lender desires to exercise any remedies or attorney-in-fact powers set forth in this Security Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Lender, the Grantor agrees to use commercially reasonable efforts to assist and aid the Lender to obtain as soon as commercially practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.5Collateral.  All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to the Lender in connection with this Security Agreement, in each case, relating to the Collateral, is accurate and complete in all material respects.

SECTION 4.6Payment of Taxes; Compliance with laws; Contested Liens; Claims.  The Grantor represents and warrants that all Claims imposed upon or assessed against the Collateral have been

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paid and discharged except, in each case, where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, (c) no Lien has been filed with respect thereto and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. The Grantor shall comply with all applicable law relating to the Collateral.  The Grantor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Term Loan Agreement.  Notwithstanding the foregoing provisions of this SECTION 4.6, no contest of any such obligation may be pursued by the Grantor if such contest would expose the Lender to (i) any possible criminal liability or (ii) any additional civil liability for failure to comply with such obligations unless the Grantor shall have furnished a bond or other security therefor satisfactory to the Lender.

SECTION 4.7Access to Collateral, Books and Records; Other Information.  Without limitation or duplication of the provisions of the Term Loan Agreement, upon reasonable prior request to the Grantor, the Lender, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours, all of the Collateral including, without limitation, all of the books, correspondence and records of the Grantor relating thereto.  The Lender and its representatives may examine the same, take extracts therefrom and make photocopies thereof, except with respect to any matters that are confidential or that would, in the opinion of counsel, violate attorney-client privilege, and the Grantor agrees to render to the Lender, at the Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Lender with regard thereto.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, no more than one (1) such inspection or examination shall be conducted at the expense of the Borrower during the term of this Security Agreement. The Grantor shall, at any and all times, within a reasonable time after written request by the Lender, furnish or cause to be furnished to the Lender, in such manner and in such detail as may be reasonably requested by the Lender, additional information with respect to the Collateral.

Article V

REMEDIES

SECTION 5.1Remedies.  Commencing from and including the Effective Date, upon the occurrence and during the continuance of any Event of Default, the Lender may, from time to time in respect of the Collateral, in addition to the other rights and remedies provided for herein, under applicable law or otherwise available to it:

(a)Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Grantor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises for a reasonable period in order to receive copies of all communications and remittances relating to the Collateral and while on such premises, use in connection with such removal and possession any and all services, supplies, aids and other facilities of the Grantor;

(b)Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Lender, and in connection with any of the foregoing, compromise, settle, extend the time for

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payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to the Grantor, prior to receipt by any such obligor of such instruction, the Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Lender and shall promptly pay such amounts to the Lender;

(c)Sell, assign, grant a license to use or otherwise liquidate, or direct the Grantor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(d)Take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Lender at any place or places so designated by the Lender;

(e)Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of the Grantor constituting Collateral for application to the Secured Obligations as provided in SECTION 5.5 hereof;

(f)Exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, perfecting assignment of and exercising any and all rights and powers with respect to any Collateral; and

(g)Exercise all the rights and remedies of a secured party under the UCC, and the Lender may also in its sole discretion, without notice except as specified in SECTION 5.2 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable.  The Lender or any of its Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Collateral payable by such Person at such sale.  Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the fullest extent permitted by law, the Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which any Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

SECTION 5.2Notice of Sale.  The Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of Collateral shall be required by applicable law and unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Grantor such advance notice as may be practicable under the circumstances), ten (10) days’ prior notice to the Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be

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commercially reasonable notification of such matters.  No notification need be given to the Grantor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying (as permitted under law) any right to notification of sale or other intended disposition.

SECTION 5.3Waiver of Notice and Claims.  The Grantor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Lender’s taking possession or the Lender’s disposition of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Grantor would otherwise have under law, and the Grantor hereby further waives, to the fullest extent permitted by applicable law:  (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law.  The Lender shall not be liable for any incorrect or improper payment made pursuant to this Article V in the absence of gross negligence or willful misconduct.  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under the Grantor.

SECTION 5.4No Waiver; Cumulative Remedies.

(a)No failure on the part of the Lender to exercise, no course of dealing with respect to, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Lender be required to look first to, enforce or exhaust any other security, collateral or guaranties.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(b)In the event that the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case, each of the Grantor and the Lender shall be restored to its former position and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

SECTION 5.5Application of Proceeds.  The proceeds received by the Lender in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Lender of its remedies shall be applied, together with any other sums then held by the Lender pursuant to this Security Agreement, in accordance with and as set forth in Section 8.02 of the Term Loan Agreement.

Article VI

MISCELLANEOUS

SECTION 6.1Concerning Lender.

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(a)The Lender shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Collateral), in accordance with this Security Agreement and the Term Loan Agreement.  The Lender may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact.

(b)The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Lender, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that the Lender shall not have responsibility for, without limitation taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(c)The Lender shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Security Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)If any item of Collateral also constitutes collateral granted to Lender under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Lender, in its sole discretion, shall select which provision or provisions shall control.

SECTION 6.2Lender May Perform; Lender Appointed Attorney-in-Fact.  If the Grantor shall fail to perform any covenants contained in this Security Agreement or in the Term Loan Agreement or if any warranty on the part of the Grantor contained herein shall be breached, the Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Lender shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which the Grantor fails to pay or perform as and when required hereby.  Any and all amounts so expended by the Lender shall be paid by the Grantor in accordance with the provisions of SECTION 6.3 hereof.  Neither the provisions of this SECTION 6.2 nor any action taken by Lender pursuant to the provisions of this SECTION 6.2 shall prevent any such failure to observe any covenant contained in this Security Agreement nor any breach of warranty from constituting an Event of Default.  The Grantor hereby appoints the Lender its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, or otherwise, from time to time after the occurrence and during the continuation of an Event of Default in the Lender’s discretion to take any action and to execute any instrument consistent with the terms of the Term Loan Agreement and the other Borrower Documents which the Lender may deem necessary to accomplish the purposes hereof; provided that any such action directly affecting the Collateral may only be taken by such attorney from and including the Effective Date.  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 6.3Expenses.  The Grantor will upon demand pay to the Lender the amount of any and all amounts required to be paid pursuant to Section 6.05 of the Term Loan Agreement.

SECTION 6.4Continuing Security Interest; Assignment.  This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Grantor, its successors and

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assigns, and (ii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.  No other Persons (including, without limitation, any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto.  Without limiting the generality of the foregoing clause (ii), the Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person in accordance with Section 9.08 of the Term Loan Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender, herein or otherwise, subject, however, to the provisions of the Term Loan Agreement.

SECTION 6.5Termination; Release.

(a)This Security Agreement, the Lien in favor of the Lender and all other security interests granted hereby shall terminate with respect to all Secured Obligations when (i) the Term Loan Commitment shall have expired or been terminated and (ii) the principal of and interest on the Term Loan and all fees and other Secured Obligations shall have been paid in full (as such term is construed in Section 1.02(b) of the Credit Agreement).

(b)The Collateral shall be released from the Lien of this Security Agreement in accordance with the provisions of the Term Loan Agreement.  Upon termination hereof or any release of Collateral in accordance with the provisions of the Term Loan Agreement, the Lender shall, upon the request and at the sole cost and expense of the Grantor, assign, transfer and deliver to the Grantor, against receipt and without recourse to or warranty by the Lender, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Security Agreement) as may be in possession of the Lender and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC‑3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

(c)At any time that the Grantor desires that the Lender take any action described in clause (b) of this SECTION 6.5, the Grantor shall, upon request of the Lender, deliver to the Lender an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to clause (a) or (b) of this SECTION 6.5.

SECTION 6.6Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by the Grantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Term Loan Agreement and unless in writing and signed by the Lender and the Grantor.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Grantor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Security Agreement or any other document evidencing the Secured Obligations, no notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

SECTION 6.7Notices.  Unless otherwise provided herein or in the Term Loan Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Term Loan Agreement, as to the Grantor, addressed to it at the address of the Borrower set forth in the Term Loan Agreement and as to the Lender, addressed to it at its address set forth in the Term Loan Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other parties hereto complying as to delivery with the terms of this SECTION 6.7.

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SECTION 6.8GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.9WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT

SECTION 6.10Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 6.11Execution in Counterparts; Effectiveness.  This Security Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 6.12No Release.  Nothing set forth in this Security Agreement shall relieve the Grantor from the performance of any term, covenant, condition or agreement on the Grantor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Lender to perform or observe any such term, covenant, condition or agreement on the Grantor’s part to be so performed or observed or shall impose any liability on the Lender for any act or omission on the part of the Grantor relating thereto or for any breach of any representation or warranty on the part of the Grantor contained in this Security Agreement, the Term Loan Agreement or the other Borrower Documents, or under or in respect of the Collateral or made in connection herewith or therewith.  The obligations of the Grantor contained in this SECTION 6.12 shall survive the termination hereof and the discharge of the Grantor’s other obligations under this Security Agreement, the Term Loan Agreement and the other Borrower Documents.

SECTION 6.13Obligations Absolute.  All obligations of the Grantor hereunder shall be absolute and unconditional irrespective of:

(a)any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor;

(b)any lack of validity or enforceability of the Term Loan Agreement or any other Transaction Document, or any other agreement or instrument relating thereto;

(c)any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Term Loan Agreement or any other Transaction Document or any other agreement or instrument relating thereto;

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(d)any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(e)any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Term Loan Agreement or any other Transaction Document except as specifically set forth in a waiver granted pursuant to the provisions of SECTION 6.6 hereof; or

(f)any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor (other than the termination of this Security Agreement in accordance with SECTION 6.5(a) hereof).

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IN WITNESS WHEREOF, the Grantor and the Lender have caused this Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

OMX TIMBER FINANCE INVESTMENTS I, LLC, as Grantor

By:_________________________________

Name:

Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:_________________________________

Name:

Title:_________________________________

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SCHEDULE I

Filings, Registrations and Recordings

Type of Filing	Grantor	Jurisdiction for UCC filing
UCC	OMX Timber Finance Investments I, LLC	Delaware

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